UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 27, 2005

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

              000-18122                          87-0454148
              ---------                          ----------
      (Commission File Number)       (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

Item 7.01. Regulation FD Disclosure.

On December 27, 2005, the Company issued a press release announcing a reverse stock split contingent upon the filing of its application with either the American Stock Exchange ("AMEX") or to the NASDAQ Small Cap Exchange. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item
7.01 of this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. The disclosure in Item 7.01 of this report does not constitute a determination of whether any information included in this Item is material.

ITEM 9.01. Financial Statements and Exhibits
--------------------------------------------

Exhibit Number    Exhibit Title
--------------    -------------

     99.1 Press release dated December 27, 2005 "ARC WIRELESS SOLUTIONS ANNOUNCES INTENT TO PROCEED WITH A REVERSE STOCK SPLIT".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARC WIRELESS SOLUTIONS, INC.


Date: December 27, 2005                   By:  /s/  Monty R. Lamirato
                                          -------------------------
                                          Monty R. Lamirato
                                          Chief Financial Officer